                                                                     Exhibit 3.2

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 NUMBER                                                                 SHARES
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   P7
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               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

                           SUNPOINT SECURITIES, INC.
   125,000 6% CONVERTIBLE SERIES A PREFERRED SHARES -- PAR VALUE $8.00 EACH

  This Certifies that SAMPLE is the owner of ________________________ fully paid and non-assessable Shares of the 6% Convertible Series A Preferred Shares of SUNPOINT SECURITIES, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this _________________ day of ____________ A.D.19_____




____________________________                    _____________________________
               Secretary                                        President


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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations. Additional abbreviations may also be used though not in the list.

   TEN COM - as tennis in common              UNIF GIFT MIN ACT - ________ Custodian _______ (Minor)
   TEN ENT - as tenants by the entireties        under Uniform Gifts to Minors Act __________ (State)
   JT TEN  - as joint tenants with right of
             survivorship and not as tenants in common
                                                                                       PLEASE INSERT SOCIAL SECURITY OR OTHER
For value received, the undersigned hereby sells, assigns and transfers unto              IDENTIFYING NUMBER OF ASSIGNEE
                                                                                       --------------------------------------
------------------------------------------------------------------------------         --------------------------------------
        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                                                                       Shares
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represented by the within Certificate, and hereby irrevocably constitutes and appoints
                                                                                      ----------------------------------------
                                                                                                 Attorney to transfer the said
------------------------------------------------------------------------------------------------
shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -------------------------------------
                        In presence of                                  -------------------------------------------------------

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
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.